EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ M. Shân Atkins
M. Shân Atkins

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ Dr. Frank M. Gambino
Dr. Frank M. Gambino

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ Gregory P. Josefowicz
Gregory P. Josefowicz

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ Timothy J. O'Donovan
Timothy J. O'Donovan

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ Kenneth T. Stevens
Kenneth T. Stevens

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES, or either of them, with full power of substitution, his or her attorneys or attorney to execute in his or her name, place, and stead, in any and all capacities, a Form S-8 Registration Statement of Spartan Stores, Inc. for the Spartan Stores, Inc. Stock Incentive Plan of 2005 and any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

October 19, 2005	/s/ James F. Wright
James F. Wright